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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: August 10, 1998
                       (Date of earliest event reported)

                 THE COCA-COLA BOTTLING GROUP (SOUTHWEST), INC.
             (Exact name of Registrant as specified in its charter)


    NEVADA                      33-69274                    75-1494591
  (State of               (Commission File No.)           (IRS Employer
incorporation)                                          Identification No.)


                2500 WINDY RIDGE PARKWAY, ATLANTA, GEORGIA 30339
          (Address of principal executive offices, including zip code)


                                 (770) 989-3000
              (Registrant's telephone number, including area code)


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          ITEM 5. OTHER EVENTS. The Company determined on August 10, 1998 to change the date of the end of its second fiscal quarter from June 30 to July 3, effective for the second fiscal quarter of 1998.




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE COCA-COLA BOTTLING GROUP
                                        (SOUTHWEST), INC.
                                                 (Registrant)


                                        By: /s/ E. Liston Bishop III
                                           -------------------------
                                        Name:  E. Liston Bishop III
                                        Title: Vice President and
                                               Assistant Secretary

Date: August 13, 1998


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